UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2008

ASPEN DIVERSIFIED FUND LLC
(Exact name of registrant as specified in its charter)

Delaware	000-52544	32-0145465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Peachtree Street, N.E. Suite 1750 Atlanta, Georgia 30309
(Address of principal executive offices)

(404) 879-5126
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)
Williams Benator & Libby, LLP (“WB&L”), independent registered public accounting firm, resigned as auditor for Aspen Diversified Fund LLC (the “Fund”) effective April 17, 2008. The Managing Member of the Fund accepted WB&L’s resignation effective April 17, 2008.

The reports of WB&L on the Fund’s financial statements for the years ended December 31, 2007 and December 31, 2006 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2007 and December 31, 2006 and through April 17, 2008, there were no disagreements (as defined in Item 304(a)(l)(iv) and (v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with WB&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WB&L, would have caused WB&L to make reference to the subject matter of the disagreements in its reports on the financial statements for such years.

The Fund has provided WB&L with a copy of the above disclosures, and has requested that WB&L furnish the Fund with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of WB&L’s letter dated April 22, 2008 is attached as Exhibit 16.1 to this Report.

(b)	On April 17, 2008 the Managing Member of the Fund engaged PMB Helin Donovan, LLP (“PMB”) as the Fund’s independent registered public accounting firm for the year ending December 31, 2008.

During the years ended December 31, 2007 and December 31, 2006 and through April 17, 2008, neither the Fund nor anyone on its behalf has consulted with PMB with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and neither a written report nor oral advice was provided to the Fund that PMB concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

16.1 Letter from Williams Benator & Libby, LLP dated April 22, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2008	Aspen Diversified Fund LLC

	By:	Aspen Partners, Ltd., Managing Member

/s/ Adam Langley
Adam Langley
Chief Compliance Officer